SUPPLEMENT TO VALUE TREND FUND PROSPECTUS

                              DATED OCTOBER 1, 2000

                                  June 21, 2001

                          NOTICE OF LIQUDATION OF FUNDS

To the Shareholders of Value Trend Large Cap Fund and Value Trend Focus Fund:

         NOTICE IS HEREBY GIVEN that the Trustees of the Value Trend Fund have determined to terminate each of the funds and to distribute the net assets of the funds to the Shareholders of record on June 28, 2001. Effective the above date, the funds will no longer be investing in accordance with their objectives. All assets in each Fund have been sold and the proceeds have been invested in money market instruments until liquidation occurs.

         Shares in the Value Trend Large Cap Fund and the Value Trend Focus Fund are redeemable until the liquidation date, June 28, 2001. Any shares remaining on June 28, 2001 will be redeemed and the proceeds mailed to the shareholders at their address of record.

         Tax Issues: If your account in the Value Trend Large Cap Fund or the Value Trend Focus Fund is in a retirement plan or any form of Individual Retirement Account (IRA), there are tax issues that you should consider. In order protect the tax-deferred status of the retirement account, it is probably necessary for you to roll over the proceeds you receive into another retirement account. Consult with your tax advisor or attorney on these issues. You have a limited amount of time to establish a roll over account.

         In the event you have any questions concerning the above notice, you may call Value Trend Capital Management at (619) 588-9700.

         ISSUED BY ORDER TO THE BOARD OF TRUSTEES.

                                                  /S/Ross C. Provence, President
                                                     Ross C. Provence, President